2013 Financial Guidance Conference Call January 4, 2013 Exhibit 99.1

Forward-looking Statements
Forward-looking Statements
Certain statements made in this presentation may constitute forward-looking statements, including, but not limited to, statements regarding preliminary results and guidance with respect to expected revenues, non-GAAP cash earnings per share, adjusted cash flows from operations, organic product sales growth, integration-related activities and benefits, synergies, launches and approvals of products, assumptions with respect to 2013 guidance, and the 2013 strategic initiatives of Valeant Pharmaceuticals International, Inc.
(the “Company”). Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,”
“could,” “should,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” or “continue” and variations or similar expressions.
These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the company's most recent annual or quarterly report filed with the
Securities and Exchange Commission ("SEC") and other risks and uncertainties detailed from time to time in the Company's filings with the SEC and the Canadian Securities Administrators ("CSA"), which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes.
Non-GAAP Information
To supplement the financial measures prepared in accordance with generally accepted accounting principles (GAAP), the Company uses non-GAAP financial measures that exclude certain items. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the Company’s core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. The Company has provided preliminary results and guidance with respect to cash earnings per share, adjusted cash flows from operations and organic product growth rates, which are non-GAAP financial measures. The Company has not provided a reconciliation of these preliminary and forward-looking non-GAAP financial measures due to the difficulty in forecasting and quantifying the exact amount of the items excluded from the non-GAAP financial measures that will be included in the comparable GAAP financial measures. Reconciliations of historical non-GAAP financials can be found at www.valeant.com.
Note 1:  The guidance in this presentation is only effective as of the date given,
January 4, 2013, and will not be updated or affirmed unless and until the
Company publicly announces updated or affirmed guidance.

2 Agenda 2012 Review – J. Michael Pearson 2013 Guidance – Howard Schiller New Segment Reporting Other Updates – J. Michael Pearson New 2013 Strategic Objectives Organizational Structure

2012 Achievements
Operations:
Revenue growth vs. 2011 of >$1B
1
and >40%
1
Overcame ~$200 M decline related to genericization of Cesamet, Cardizem CD, Ultram
ER, Wellbutrin XL
Cash EPS growth vs. 2011 of >50%
1
Organic growth of ~8% on a same store basis, ~10% Pro Forma
Business Development:
Completed over 25 acquisitions
Probiotica, Pedinol, OraPharma, Medicis, Gerot Lannach
Majority between 2-3 X sales
Established new growth platforms
Oral Health, Podiatry, Aesthetics , Russia, South East Asia/South Africa
Medicis Acquisition Closed in Mid-December
1 Excludes impact of one time items
Strengthened Senior Management Team
Marcelo Noll Barboza – President, Valeant Brazil
Jacques Dessureault - President, Valeant Canada
Jason Hanson – Company Group Chairman
Andrew Howden – CEO iNova
Vince Ippolito – SVP, GM Aesthetics
Laizer Kornwasser – Company Group
Chairman
Pavel Mirovsky – President, Valeant Europe
Steve Sembler – SVP, President
OraPharma
Justin Smith – SVP, GM U.S. Rx Derm

2012 Achievements (continued)
R&D Productivity and Product Launches:
Filed multiple New Drug Applications
Efinaconazole - Onychomycosis (Valeant)
Luliconazole - Tinea Pedis (Medicis)
Xerese (in Canada) – Herpes Labialis (Valeant)
Launched more than 300 branded generic products in Emerging Markets
Launched multiple patented/OTC products
Regederm in Brazil
Zyclara Pump  (Medicis) and Potiga in U.S.
Sublinox and Lodalis in Canada
>25 OTC line extensions in U.S. and Canada (CeraVe, Bedoyecta)
Achieved several regulatory approvals
Dysport (Medicis) in Canada
Restylane-L (Medicis) in U.S.
Balance Sheet Management:
Repurchased 5.3 million common shares at average cost of ~$53 per share
Raised $4.55 billion in high yield notes and loans

2012 Full Year Performance
See Note 1 regarding guidance
2011
As
Reported
2011 w/o
One-time
Items
2012
Guidance
2012
Guidance w/o
One-time Items
Growth
Revenue $2.46 billion $2.39 billion $3.4 - $3.6 billion $3.3 - $3.5 billion ~40% - 45%
Cash EPS $2.93 $2.63 $4.48 - $4.53 $4.11 - $4.16 ~55% - 60%
Adjusted
Cash Flow
from
Operations
$925 million $849 million $1.2 - $1.3 billion $1.1 - $1.2 billion ~30% - 40%

Previous Q4 Guidance Unchanged
Fourth Quarter 2012 Guidance
Revenue expected to be >$900 million
Cash EPS expected to be between $1.18 - $1.23
Adjusted cash flows from operations expected to be between $330 - $430 million
Medicis impact expected to be immaterial
See Note 1 regarding guidance

Medicis Integration Update
Leadership team in place for nearly one month
Nearly all personnel decisions have been made and communicated
Sales incentive programs in place to ensure Q1 success
Sales force product training scheduled for late January
Approximately 350 sales professionals (Dermatology, Aesthetics, Podiatry) in the field
Upsides from Medicis R&D Pipeline
2 scheduled product launches
Zyclara Pump launched Q3 2012
Dysport Canada to be launched Q1 2013
2 late stage products
Luliconazole filed Q4 2012
MetroGel 1.3% Hydrogel - Bacterial Vaginosis (to be filed 1H 2013)
Life cycle management opportunities
Synergies
We now expect synergies to exceed $275M on a run rate basis by end of 2013
Significant amount of synergies will not occur until back half of 2013 (ie. R&D and Legal)
Restructuring costs expected to be less than full year run rate synergies with the majority incurred in Q4 2012

8 Agenda 2012 Review – J. Michael Pearson 2013 Guidance – Howard Schiller New Segment Reporting Other Updates – J. Michael Pearson New 2013 Strategic Objectives Organizational Structure

Financial Guidance for 2013*
See Note 1 regarding guidance
2013 % over 2012
Revenue $4.4 - $4.8 billion ~35%
Cash EPS $5.45 - $5.75 ~35%
Cash EPS Including
Royalty to Meda $5.35 - $5.65 ~33%
Adjusted Cash Flow from
Operations $1.5 - $1.75 billion ~40%
* Excludes potential acquisitions other than Natur Produkt which is expected to close January 2013

2013 Guidance Assumptions
Exchange rates are based on current spot rates
Impact from generics to be >$100M in revenues vs. 2012
Retin-A Micro, BenzaClin, and Cesamet
No generic assumption included for Zovirax
~$40-$50M in revenue declines as a result of planned divestitures
Solodyn revenues of ~$250M - $275M
Includes Natur Produkt
No other acquisitions included in guidance
Efinaconazole launch to be breakeven in 2013
Cash EPS expected to be 45%/55% 1H vs. 2H
Q2 expected to be lowest quarter
Q4 expected to be highest quarter
Cash tax rate expected <5%
Leverage reduced to <4x Pro Forma EBITDA by the end of Q3

New Segment Reporting
Beginning in 2013, there will be 2 Operating/Reporting
Segments
Developed Markets
Emerging Markets
Revenue and Organic Growth (same store and pro forma) to be
reported on a more detailed level:
Developed Markets
U.S. Promoted
U.S. Neuro & Other
Canada / Australia
Emerging Markets
Latin America
Central/Eastern Europe
South East Asia / South Africa

12 Agenda 2012 Review – J. Michael Pearson 2013 Guidance – Howard Schiller New Segment Reporting Other Updates – J. Michael Pearson New 2013 Strategic Objectives Organizational Structure

New 2013 Strategic Initiatives
1)
Optimize the balance sheet by reducing leverage to less than
4x and driving improvements in working capital
2)
Successfully integrate Medicis and achieve run rate synergies of greater than $275M by year-end
3)
Build out key therapeutic areas (Podiatry, Ophthalmology, Oral
Health) and geographic platforms (SEA, SA, LA, Russia)
through tuck-in acquisitions
4)
Receive approval for efinaconazole and luliconazole and
launch both in the U.S.
5)
Improve gross margins from 2012 to progress towards our
goal of 80%
6)
Maintain global government reimbursement levels of less than
20%

New Executive Organization
Mike Pearson
Chairman & CEO*
Howard Schiller
EVP, Chief
Financial Officer
• Finance
• Europe
• South East
Asia
• South Africa
Jason Hanson
EVP, Company
Group Chairman
• Latin America
• Oral Health
• Consumer
• Ophthal-
mology
• R&D
Robert
Chai-Onn
EVP, General
Counsel
• Corporate
Secretary
• Legal
Brian Stolz
EVP, Chief
Human Capital
Officer
• HR
• Integration
Susan Hall
SVP, Global
R&D
• R&D
• Medical
Affairs
• Regulatory
Ryan Weldon
EVP, Company
Group Chairman
• U.S.
Dermatology
• U.S.
Aesthetics
• Podiatry
Laizer
Kornwasser
EVP, Company
Group Chairman
• U.S. Neuro &
Other
• Canada
• U.S. Managed
Care &
Distribution
* Chief Medical Officer and Chief Compliance Officer report directly to CEO

2013 Financial Guidance Conference Call January 4, 2013